UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  August 25, 2005


Securitized Asset Backed Receivables LLC (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2005, relating to the First Franklin Mortgage Loan Trust 2005-FF1 Mortgage Pass-Through Certificates, Series 2005-FF1)
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 333-108395-11                37-1472598
     ---------------              -------------              -------------
     (State or Other               (Commission              (IRS Employer
     Jurisdiction of               File Number)           Identification No.)
     Incorporation)

       200 Park Avenue, New York, New York                      10166
   ---------------------------------------                    ----------
   (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code : (212) 412-4000

                                      N/A
              -----------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005, among Securitized Asset Backed Receivables LLC, as depositor, Saxon Mortgage Services, Inc., as servicer, MortgageRamp, Inc., as loan performance advisor, and JPMorgan Chase Bank, National Association, as trustee.

     On August 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 25, 2005 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 First Franklin Mortgage Loan Trust 2005-FF1
                 Mortgage Pass-Through Certificates, Series 2005-FF1

                         JPMORGAN CHASE BANK, N.A, not in its
                         individual capacity but solely as Trustee under the Agreement referred to herein

                          By:   /s/  Diane E. Wallace
                           ---------------------------------------
                                 Diane E. Wallace
                                 Vice President

                         Date: August 29, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         August 25, 2005

Exhibit 99.1

         First Franklin Mortgage Loan Trust 2005-FF1 Mortgage Pass-Through Certificates, Series 2005-FF1

                                      STATEMENT TO CERTIFICATEHOLDERS
                                            August 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A       531,025,000.00     464,543,755.33   16,764,808.85   1,542,091.71   18,306,900.56      0.00   0.00      447,778,946.48
A1B       132,756,000.00     116,135,720.13    4,191,194.32     385,022.17    4,576,216.49      0.00   0.00      111,944,525.81
A2A       184,808,000.00     139,332,043.63   11,399,446.32     429,529.73   11,828,976.05      0.00   0.00      127,932,597.31
A2B        75,900,000.00      75,900,000.00            0.00     240,518.67      240,518.67      0.00   0.00       75,900,000.00
A2C        71,443,000.00      71,443,000.00            0.00     235,622.98      235,622.98      0.00   0.00       71,443,000.00
M1         84,589,000.00      84,589,000.00            0.00     287,720.08      287,720.08      0.00   0.00       84,589,000.00
M2         59,274,000.00      59,274,000.00            0.00     214,884.72      214,884.72      0.00   0.00       59,274,000.00
M3         17,288,000.00      17,288,000.00            0.00      63,269.28       63,269.28      0.00   0.00       17,288,000.00
B1         15,436,000.00      15,436,000.00            0.00      61,941.24       61,941.24      0.00   0.00       15,436,000.00
B2         12,349,000.00      12,349,000.00            0.00      50,617.18       50,617.18      0.00   0.00       12,349,000.00
B3          6,792,000.00       6,792,000.00            0.00      31,933.72       31,933.72      0.00   0.00        6,792,000.00
B4         12,349,000.00      12,349,000.00            0.00      74,011.67       74,011.67      0.00   0.00       12,349,000.00
X          30,872,455.00      30,872,036.75            0.00   2,398,533.93    2,398,533.93      0.00   0.00       30,872,036.75
P                   0.00               0.00            0.00     628,201.61      628,201.61      0.00   0.00                0.00
R                   0.00               0.00            0.00           0.00            0.00      0.00   0.00                0.00
TOTALS  1,234,881,455.00   1,106,303,555.84   32,355,449.49   6,643,898.69   38,999,348.18      0.00   0.00    1,073,948,106.35
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                               PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
--------------------------------------------------------------------------------------------------------------------------------
A1A    32027NQE4       874.80581014     31.57065835     2.90399079    34.47464914       843.23515179      A1A         3.855000 %
A1B    32027NQF1       874.80581013     31.57065835     2.90022425    34.47088260       843.23515178      A1B         3.850000 %
A2A    32027NQG9       753.92863745     61.68264534     2.32419446    64.00683980       692.24599211      A2A         3.580000 %
A2B    32027NQT1     1,000.00000000      0.00000000     3.16888893     3.16888893     1,000.00000000      A2B         3.680000 %
A2C    32027NQU8     1,000.00000000      0.00000000     3.29805551     3.29805551     1,000.00000000      A2C         3.830000 %
M1     32027NQL8     1,000.00000000      0.00000000     3.40138883     3.40138883     1,000.00000000      M1          3.950000 %
M2     32027NQM6     1,000.00000000      0.00000000     3.62527786     3.62527786     1,000.00000000      M2          4.210000 %
M3     32027NQN4     1,000.00000000      0.00000000     3.65972235     3.65972235     1,000.00000000      M3          4.250000 %
B1     32027NQP9     1,000.00000000      0.00000000     4.01277792     4.01277792     1,000.00000000      B1          4.660000 %
B2     32027NQQ7     1,000.00000000      0.00000000     4.09888898     4.09888898     1,000.00000000      B2          4.760000 %
B3     32027NQR5     1,000.00000000      0.00000000     4.70166667     4.70166667     1,000.00000000      B3          5.460000 %
B4     32027NQS3     1,000.00000000      0.00000000     5.99333306     5.99333306     1,000.00000000      B4          5.956134 %
X      N/A             999.98645232      0.00000000    77.69171354    77.69171354       999.98645232      X          90.223857 %
TOTALS                 895.87834635     26.20125953     5.38019149    31.58145101       869.67708682
--------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858


Principal Remittance Amount (Total)                                                                      32,355,449.49
                        Group 1                                                                          20,956,003.17
                        Group 2                                                                          11,399,446.32

Scheduled Principal Payments (Total)                                                                        396,781.55
                        Group 1                                                                             304,283.00
                        Group 2                                                                              92,498.55

Principal Prepayments (Total)                                                                            31,917,017.88
                        Group 1                                                                          20,624,319.78
                        Group 2                                                                          11,292,698.10

Curtailments (Total)                                                                                         43,806.38
                        Group 1                                                                              28,994.24
                        Group 2                                                                              14,812.14

Curtailment Interest Adjustments (Total)                                                                     -2,156.32
                        Group 1                                                                              -1,593.85
                        Group 2                                                                                -562.47

Repurchase Principal (Total)                                                                                      0.00
                        Group 1                                                                                   0.00
                        Group 2                                                                                   0.00

Substitution Amounts (Total)                                                                                      0.00
                        Group 1                                                                                   0.00
                        Group 2                                                                                   0.00
Net Liquidation Proceeds (Total)                                                                                  0.00
                        Group 1                                                                                   0.00
                        Group 2                                                                                   0.00

Other Principal Adjustments (Total)                                                                               0.00
                        Group 1                                                                                   0.00
                        Group 2                                                                                   0.00

Gross Interest (Total)                                                                                    6,151,320.14
                        Group 1                                                                           4,143,369.67
                        Group 2                                                                           2,007,950.47

Recoveries From Prior Loss Determinations (Total)                                                                 0.00
                        Group 1                                                                                   0.00
                        Group 2                                                                                   0.00

Number of Loans with Respect to which Prepayment Penalties were Collected (Total)                                  104
                        Group 1                                                                                     83
                        Group 2                                                                                     21

Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)                       24,227,568.01
                        Group 1                                                                          16,750,845.13
                        Group 2                                                                           7,476,722.88

Amount of Prepayment Penalties Collected (Total)                                                            628,201.61
                        Group 1                                                                             433,617.72
                        Group 2                                                                             194,583.89

Beginning Number of Loans Outstanding (Total)                                                                    5,528
                        Group 1                                                                                  4,463
                        Group 2                                                                                  1,065

Beginning Aggregate Loan Balance (Total)                                                              1,106,303,555.46
                        Group 1                                                                         739,936,310.68
                        Group 2                                                                         366,367,244.78

Ending Number of Loans Outstanding (Total)                                                                       5,389
                        Group 1                                                                                  4,355
                        Group 2                                                                                  1,034

Ending Aggregate Loan Balance (Total)                                                                 1,073,948,105.97
                        Group 1                                                                         718,980,307.51
                        Group 2                                                                         354,967,798.46

Expense Fees, including Servicing and Loan Performance Advisor Fees (Total)                                 470,179.02
                        Group 1                                                                             314,472.94
                        Group 2                                                                             155,706.08

Trustee Fee (Total)                                                                                           9,219.20
                        Group 1                                                                               6,166.14
                        Group 2                                                                               3,053.06

Delinquent Mortgage Loans
                                                Delinquency by Group

                         Group 1
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                  36            5,959,652.34                   0.83 %
                        2 Month                  12            1,769,783.07                   0.25 %
                        3 Month                   9            1,247,647.24                   0.17 %
                        Total                    57            8,977,082.65                   1.25 %

                         Group 2
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                  12            2,136,454.24                   0.60 %
                        2 Month                   1               99,633.28                   0.03 %
                        3 Month                   3              416,707.20                   0.12 %
                         Total                   16            2,652,794.72                   0.75 %
                         Group Totals

                                                        Group Totals
                                                                  Principal
                        Category              Number               Balance                Percentage
                        1 Month                  48            8,096,106.58                   0.75 %
                        2 Month                  13            1,869,416.35                   0.17 %
                        3 Month                  12            1,664,354.44                   0.15 %
                         Total                   73           11,629,877.37                   1.07 %

Bankruptcies
                                        Bankruptcies by Group
                         Group 1
                                              Principal
                         Number               Balance               Percentage
                                  33            3,821,672.58                 0.53 %

                         Group 2
                                              Principal
                         Number               Balance               Percentage
                                   6            1,303,384.19                 0.37 %

                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                  39            5,125,056.77                 0.48 %


Foreclosures
                        Foreclosure by Group

                         Group 1
                                              Principal
                         Number               Balance               Percentage
                                  46            6,421,390.61                 0.89 %

                         Group 2
                                              Principal
                         Number               Balance               Percentage
                                  13            3,824,043.01                 1.08 %

                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                  59           10,245,433.62                 0.95 %

REO Properties
                        REO by Group

                         Group 1
                                              Principal
                         Number               Balance               Percentage
                                   7            1,007,148.59                 0.14 %
                         Group 2
                                              Principal
                         Number               Balance               Percentage
                                   2              692,656.25                 0.20 %
                        Group Totals
                                              Principal
                         Number               Balance               Percentage
                                   9            1,699,804.84                 0.16 %

Current Realized Losses (Total)                                                                                          0.00
                        Group 1                                                                                          0.00
                        Group 2                                                                                          0.00

Cumulative Realized Losses - Reduced by Recoveries(Total)                                                            2,780.38
                        Group 1                                                                                      2,780.38
                        Group 2                                                                                          0.00

Trigger Event                                                                                                              NO
                        (Is Rolling 3 Month Delinquency Rate > 40% of prior period's Sr. Enhancement%?)
                        Balance of 60+ Day Delinquent loans (Current)                                           20,604,066.02
                        Rolling 3 Month Delinquency Rate                                                            1.88484 %
                        Sr. Enhancement Percentage x 40%                                                            8.63955 %
                        OR
                        (Is Cumulative Loss % of Orig. Agg. Collateral Bal. > Cumulative Loss Limit?)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                  0.00023 %
                        Cumulative Loss Limit                                                                       2.75000 %

Group 1 Sequential Trigger Event                                                                                           NO
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed 2.75%?)
                        Cumulative Loss % of Orig. Agg. Collateral Bal.                                             0.00023 %
                        OR
                        (Is Current Distribution in or after March 2008?)

Net Monthly Excess Cash Flow                                                                                     2,064,704.62
Subordinated Amount                                                                                             30,872,036.37
Specified Subordinated Amount                                                                                   30,872,036.37

Interest Rate Cap Payment                                                                                          344,504.29

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
